UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

           Date of Report (Date of earliest reported): March 15, 2006


                             BJ'S RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)


         California                    0-21423                   33-0485615
         ----------                    -------                   ----------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

             16162 Beach Boulevard
                   Suite 100
         Huntington Beach, California                                92647
         -----------------------------                               -----
    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (714) 848-3747
                                                           --------------

         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 8.01 Other Events

On March 15, 2006, BJ's Restaurants, Inc., a California corporation (the "Registrant"), issued a press release titled, "BJ's Restaurants, Inc. Opens at the Desert Ridge Marketplace in Phoenix, Arizona." The press release issued by the Registrant in connection with the announcement is attached to this report as
Exhibit 99.1.


Item 9.01 Exhibits

          Exhibit No.   Description

             99.1*      Press Release dated March 15, 2006

* This exhibit 99.1 is being furnished pursuant to Item 2.02, and is not deemed filed pursuant to Item 9.01.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    BJ'S RESTAURANTS, INC.
March 15, 2006                                      (Registrant)


                                                    By: /s/ GERALD W. DEITCHLE
                                                        ------------------------
                                                        Gerald W. Deitchle
                                                        Chief Executive Officer,
                                                        President and Director

                                                    By: /s/ GREGORY S. LEVIN
                                                        ------------------------
                                                        Gregory S. Levin
                                                        Chief Financial Officer